EXHIBIT 10.1
FIRST MODIFICATION AGREEMENT
THIS FIRST MODIFICATION AGREEMENT (this “Agreement”) is executed to be effective as of February 11, 2022 (the “Effective Date”), by and among ANGEL OAK MORTGAGE REIT TRS, LLC, a Delaware limited liability company (“REIT Borrower”), ANGEL OAK MORTGAGE FUND TRS, a Delaware statutory trust (“Trust Borrower”), and ANGEL OAK MORTGAGE OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Operating Borrower”, and together with REIT Borrower and Trust Borrower, individually, collectively, interchangeably and jointly and severally, the “Borrower”), ANGEL OAK MORTGAGE INC., a Delaware corporation (the “Guarantor”), and VERITEX COMMUNITY BANK, a Texas state bank (“Lender”).
R E C I T A L S:
A. Borrower and Lender previously entered into that certain Loan and Security Agreement, dated as of August 16, 2021 (as amended, restated, amended and restated or otherwise modified from time to time, the “Loan Agreement”).
B. Borrower has requested that Lender agree to, among other things, (i) increase the Maximum Amount from $50,000,000.00 to $75,000,000.00 and (ii) certain other modifications to the Loan Documents.
C. Lender, as an accommodation to Borrower, has agreed to such increase and such modifications, subject to and on the terms and conditions of this Agreement.
AGREEMENT:
For and in consideration of the recitals above and the covenants and agreements contained herein, Borrower, Guarantor, and Lender agree as follows:
1.Recitals; Capitalized Terms. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Agreement. Capitalized terms used but not defined in this Agreement shall have respective meanings assigned to them in the Loan Agreement.
2.Amendment and Restatement of Promissory Note. On the Effective Date, Borrower shall execute and deliver to Lender an Amended and Restated Promissory Note (the “A&R Note”). From and after the Effective Date, all references to the “Promissory Note” in the Loan Agreement and the other Loan Documents (including in this Agreement) shall refer to the A&R Note.
3.Amendments to Loan Documents.
(a)The definition of “Loan Documents” in Article 1 of the Loan Agreement is hereby amended to include this Agreement.
(b)Article 1 of the Loan Agreement is hereby amended to add thereto in the appropriate alphabetical position:
“Maximum Amount” means $75,000,000.00 unless this amount is expressly reduced under the terms of this Agreement, in which event it means such lesser amount.
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“Promissory Note” means the amended and restated promissory note, dated as February 11, 2022, in the stated principal amount of up to $75,000,000.00, executed by Borrower and payable to the order of Lender, in form and substance satisfactory to Lender, and all amendments, extensions, renewals, replacements, increases, and modifications thereof.
(c)Section 6.15 of the Loan Agreement is hereby deleted in its entirety.
(d)Article 7 of the Loan Agreement is hereby amended by adding the following subsections Section 7.12 and Section 7.13 immediately following Section 7.11:
“7.12    AOMT II Negative Covenants.
(a)    Borrower covenants and agrees that it shall not permit AOMT II to incur, create, assume, or permit to exist any Indebtedness.
(b)    Borrower covenants and agrees that it shall not permit AOMT II to incur, create, assume, or permit to exist any lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired.
7.13    AOMT II Transfer Restrictions. Borrower covenants and agrees that it shall not sell or otherwise transfer any Note to AOMT II unless and until Lender has been repaid in full with respect to any and all amounts owed in connection with the Advance attributable to such Eligible Note; provided, however, that such the repayment of Lender may occur simultaneously with the transfer of Notes to AOMT II in connection with a securitization transaction where AOMT II serves as “depositor” for such securitization transaction.”
(e)In Exhibit A to the Loan Agreement, the reference to $50,000,000 is hereby amended to read $75,000,000.
4.Acknowledgments. This Agreement shall be considered a Loan Document for all purposes. From and after the Effective Date, all references to the Loan Agreement shall refer to the Loan Agreement, as amended hereby.
5.Time of Effectiveness of Amendments. This Agreement shall be effective upon the satisfaction of the following conditions: (a) all the parties hereto shall have executed and delivered this Agreement; (b) Borrower shall have executed and delivered the A&R Note; (c) Borrower shall have paid to Lender an origination fee in the amount of $31,250.00; and (d) if requested by Lender, Borrower shall have paid to Lender all of Lender’s reasonable, documented, cost and expenses, including, but not limited to, the Closing Costs (as hereafter defined) in connection with preparation and closing of this Agreement.
6.Ratification and Affirmation; Representations and Warranties. Each Obligated Party hereby (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each such Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby or in connection herewith, notwithstanding the amendments contained herein, (c) reaffirms, ratifies, confirms, renews and acknowledges the liens, security interest and guarantees granted pursuant to the Loan Documents, and (d) acknowledges and agrees that the Loan Documents, the liens, security interests and guarantees granted pursuant thereto and their respective obligations thereunder are, and SHALL CONTINUE, IN FULL FORCE AND EFFECT, TO SECURE THE PROMPT
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AND UNCONDITIONAL PAYMENT AND PERFORMANCE IN FULL OF ALL INDEBTEDNESS PURSUANT TO THE LOAN AGREEMENT, AS AMENDED HEREBY OR IN CONNECTION HEREWITH, INCLUDING, WITHOUT LIMITATION, THE INDEBTEDNESS, OBLIGATIONS AND LIABILITIES EVIDENCED BY, PURSUANT TO OR ARISING OUT OF THE NOTE. Furthermore, each Obligated Party hereby confirms that, after giving effect to this Agreement, no Default or Event of Default exists as of the date hereof, and that all of the representations and warranties contained in Article 5 of the Loan Agreement, as amended hereby, and in any other document, instrument or agreement executed in connection therewith or herewith shall be true and correct in all material respects on and as of the Effective Date and the date of the effectiveness of Agreement with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.
7.No Claims or Defenses. As a material inducement to Lender to execute and deliver this Agreement, each Obligated Party hereby acknowledges that as of the date hereof: (a) Lender is not in default of any of its obligations under any of the Loan Documents, (b) Lender has fully performed all of Lender’s obligations under the Loan Documents and (c) there are no claims or offsets against, or defenses or counterclaims by any Obligated Party to, the terms or provisions of and the other obligations created or evidenced by the Loan Agreement, the Note, the Security Documents, or the other Loan Documents.
8.Expenses. The Obligated Parties shall pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and the other documents executed pursuant hereto, including, without limitation, reasonable, documented fees and expenses of Lender’s legal counsel (collectively, the “Closing Costs”).
9.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
10.Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to the jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.
11.Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Any electronic copy or facsimile signature, including any scan or .PDF file, shall be equivalent to an original for all purposes.
12.Integration. This Agreement, together with each other document executed in connection herewith and with the Loan Agreement, represents the final agreement among the parties hereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements among the parties hereto.
13.Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.
14.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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15.Entire Agreement. Time is of the essence of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
[Signatures follow on next page]

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EXECUTED effective as of the day and year first above written.
LENDER:

VERITEX COMMUNITY BANK,
a Texas state bank

By: /s/ Amy Satsky
Name:    Amy Satsky
Title:    Executive Vice President

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BORROWER:

ANGEL OAK MORTGAGE OPERATING     PARTNERSHIP, LP, a Delaware limited partnership

By:    Angel Oak Mortgage OP GP, LLC,
its general partner

By: /s/ Dory S. Black
Name:     Dory S. Black
Title: Secretary

ANGEL OAK MORTGAGE FUND TRS,
a Delaware statutory trust

By:    Angel Oak Capital Advisors, LLC, not individually but solely as Administrator

By: /s/ Michael Fierman
Name:     Michael Fierman
Title: Managing Partner

ANGEL OAK MORTGAGE REIT TRS, LLC,
a Delaware limited liability company

By: /s/ Michael Fierman
Name: Michael Fierman
Title: President

GUARANTOR:

ANGEL OAK MORTGAGE, INC.,
a Maryland corporation

By: /s/ Michael Fierman
Name: Michael Fierman
Title: President
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